UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2013

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the registrant’s Report on Form 8-K filed on June 19, 2013 (the “Form 8-K”) is filed for the purpose of adding to the Form 8-K, in accordance with Item 5.07(d) of Form 8-K, a disclosure with respect to how frequently the registrant will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

The Form 8-K is amended by deleting in its entirety the paragraph immediately following the results of the advisory vote on Proposal 3 and inserting in lieu thereof a new paragraph reading as follows:

“In accordance with the original recommendation of the Board of Directors and the expressed preference of our stockholders reflected in the advisory vote on Proposal 3 set forth in our Proxy Statement filed with the SEC on May 1, 2013, we have determined that we will include an advisory stockholder vote on executive compensation in our proxy materials on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation which will occur no later than our Annual Meeting of stockholders in 2019.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TELECOM & TECHNOLOGY, INC.

By	/s/ Chris McKee
Chris McKee
Secretary and General Counsel

Date: July 19, 2013

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